HIGHLAND FUNDS I
Highland Long/Short Equity Fund
Highland Long/Short Healthcare Fund
Highland Floating Rate Opportunities Fund
Class A, B, C and Z Shares
Supplement dated January 6, 2012 to the Class A, Class B, Class C and Class Z Statement of Additional
Information, dated November 1, 2011, as supplemented from time to time
This Supplement provides new and additional information beyond that contained in the Statement of Additional
Information and should be read in conjunction with the Statement of Additional Information.
Effective immediately, the following non-fundamental investment restriction will be added to the “Investment
Restrictions” section of the Statement of Additional Information of Highland Funds I (the “Trust”):
Each Fund that is invested in by another series of the Trust or by a series of Highland Funds II may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.
This investment restriction may be changed by a vote of the Board of Trustees of the Trust without shareholder approval.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE